Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2012
Use of Estimates
(a)	Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

Passenger Revenue Recognition
(b)	Passenger Revenue Recognition—The value of unused passenger tickets is included in current liabilities as advance ticket sales. The Company records passenger ticket sales and tickets sold by other airlines for use on United as passenger revenue when the transportation is provided or upon estimated breakage. Tickets sold by other airlines are recorded at the estimated values to be billed to the other airlines. Non-refundable tickets generally expire on the date of the intended flight, unless the date is extended by notification from the customer on or before the intended flight date.

Fees charged in association with changes or extensions to non-refundable tickets are recorded as other revenue at the time the fee is incurred. The fare on the changed ticket, including any additional collection, is deferred and recognized in accordance with our transportation revenue recognition policy at the time the transportation is provided. Change fees related to non-refundable tickets are considered a separate transaction from the air transportation because they represent a charge for the Company’s additional service to modify a previous sale. Therefore, the pricing of the change fee and the initial customer order are separately determined and represent distinct earnings processes. Refundable tickets expire after one year.

The Company records an estimate of breakage revenue on the flight date for tickets that will expire unused. These estimates are based on the evaluation of actual historical results. During the year ended December 31, 2012, the Company revised its estimate of breakage resulting in a reduction of passenger revenue of approximately $100 million.

The Company recognizes cargo and other revenue as service is provided.

Under our capacity purchase agreements with regional carriers, we purchase all of the capacity related to aircraft covered by the contracts and are responsible for selling all of the related seat inventory. We record the passenger revenue and related expenses as separate operating revenue and expense in the consolidated statement of operations.

Accounts receivable primarily consist of amounts due from credit card companies and customers of our aircraft maintenance and cargo transportation services. We provide an allowance for uncollectible accounts equal to the estimated losses expected to be incurred based on historical write-offs and other specific analyses. Bad debt expense and write-offs were not material for the years ended December 31, 2012, 2011 and 2010.

Frequent Flyer Accounting
(c)	Frequent Flyer Accounting—United has a frequent flyer program that is designed to increase customer loyalty. Program participants earn mileage credits (“miles”) by flying on United and certain other participating airlines. Program participants can also earn miles through purchases from other non-airline partners that participate in United’s loyalty program. We sell miles to these partners, which include credit card issuers, retail merchants, hotels, car rental companies and our participating airline partners. Miles can be redeemed for free, discounted or upgraded air travel and non-travel awards. The Company records its obligation for future award redemptions using a deferred revenue model.

In the first quarter of 2012, the Company moved to a single loyalty program, MileagePlus. Continental’s loyalty program formally ended in the first quarter of 2012, at which point the Company automatically enrolled OnePass members in MileagePlus and deposited into those MileagePlus accounts award miles equal to OnePass members’ award miles balance.

Miles Earned in Conjunction with Flights

In the case of the sale of air services, the Company recognizes a portion of the ticket sales as revenue when the air transportation occurs and defers a portion of the ticket sale representing the value of the related miles.

The Company adopted Accounting Standards Update 2009-13, Multiple-Deliverable Revenue Arrangements—a consensus of the FASB Emerging Issues Task Force (“ASU 2009-13”) on January 1, 2011. In accordance with ASU 2009-13, the Company determines the estimated selling price of the air transportation and miles as if each element is sold on a separate basis. The total consideration from each ticket sale is then allocated to each of these elements individually on a pro rata basis. The Company revised the estimated selling price of miles as a prospective change in estimate, effective January 1, 2012, and it is based on the price we sell miles to Star Alliance partners in our reciprocal frequent flyer agreements as the best estimate of selling price for these miles. Any changes to the composition of Star Alliance airline partners may result in the existing estimated selling price of air transportation miles no longer being representative of the best estimate of selling price and could result in a change to the amount and method we use to determine the estimated selling price. On February 14, 2013, US Airways announced an agreement to merge with AMR Corporation and its intent to exit Star Alliance as a result of such merger. We are currently unable to estimate the timing or amount of any changes to estimated selling price as a result of this merger.

Prior to 2011, the Company accounted for the sale of air transportation by deferring the fair value of miles and recognizing the residual amount of ticket proceeds as passenger revenue at the time the air transportation was provided. The fair value of miles was based on an equivalent ticket value that was a weighted average ticket value of each outstanding mile, based upon projected redemption patterns for available award choices when such miles were consumed.

Co-branded Credit Card Partner Mileage Sales

United also has a significant contract to sell frequent flyer miles to its co-branded credit card partner, Chase Bank USA, N.A. (“Chase”). On June 9, 2011, this contract was modified and United entered into The Consolidated Amended and Restated Co-Branded Card Marketing Services Agreement dated June 9, 2011 (the “Co-Brand Agreement”) with Chase.

United has identified five revenue elements in the Co-Brand Agreement: the air transportation element represented by the value of the mile (generally resulting from its redemption for future air transportation); use of the United brand and access to frequent flyer member lists; advertising; baggage services; and airport lounge usage (together, excluding “the air transportation element”, the “marketing-related deliverables”).

The fair value of the elements is determined using management’s estimated selling price of each element. The objective of using the estimated selling price based methodology is to determine the price at which we would transact a sale if the product or service were sold on a stand-alone basis. Accordingly, we determine our best estimate of selling price by considering multiple inputs and methods including, but not limited to, discounted cash flows, brand value, volume discounts, published selling prices, number of miles awarded and number of miles redeemed. The Company estimated the selling prices and volumes over the term of the Co-Brand Agreement in order to determine the allocation of proceeds to each of the multiple elements to be delivered.

The estimated selling price of miles is based on the contractual rate at which we sell miles to our Star Alliance partners participating in reciprocal frequent flyer programs as the best estimate of selling price for these miles, which is generally consistent with the methodology described in Miles Earned in Conjunction with Flights, above. Management prospectively applied this change in estimate effective January 1, 2012. The financial impact of this change in estimate was substantially offset by the Company’s change in estimate of its breakage for a portion of its miles, which were previously not subject to an expiration policy. The revised estimates to breakage increased the estimate of miles in the population that are expected to ultimately expire.

The transition provisions of ASU 2009-13 required the Company’s existing deferred revenue balance be adjusted retroactively to reflect the value of any undelivered element remaining at the date of contract modification as if we had been applying ASU 2009-13 since the initiation of the Co-Brand Agreement. We applied this transition provision by revaluing the undelivered air transportation element using its new estimated selling price as determined in connection with the contract modification. This estimated selling price was lower than the rate at which the undelivered element had been deferred under the previous co-branded credit card contracts, and as a result, we recorded a one-time non-cash adjustment to decrease frequent flyer deferred revenue and increase special revenues by $107 million in June 2011, which is included in the table below under Accounting Policy Changes.

The Company records passenger revenue related to the air transportation element when the transportation is delivered. The other elements are generally recognized as other operating revenue when earned.

Prior to 2011, the Company had two primary revenue elements, marketing and air transportation, using an equivalent ticket value to determine the fair value of miles, and applying a residual accounting methodology to allocate the arrangement consideration.

Expiration of Miles

The Company accounts for miles sold and awarded that will never be redeemed by program members, which we refer to as “breakage,” using the redemption method. The Company reviews its breakage estimates annually based upon the latest available information regarding redemption and expiration patterns. The Company re-evaluated its population breakage estimates for a portion of its miles, which were previously not subject to an expiration policy, and increased the estimate of miles in the population expected to ultimately expire.

The Company’s estimate of the expected expiration of miles requires significant management judgment. Current and future changes to expiration assumptions or to the expiration policy, or to program rules and program redemption opportunities, may result in material changes to the deferred revenue balance as well as recognized revenues from the programs.

Accounting Policy Changes

The application of ASU 2009-13 in 2011 to passenger ticket transactions and the Chase co-branded credit card relationship (including the special revenue item) resulted in the following estimated increases to revenue in the year of adoption (in millions, except per share amounts):

Year Ended December 31, 2011
Operating revenue (including special revenue item)	$600
Per basic share	1.82
Per diluted share	1.57

The annual impact of adopting ASU 2009-13 on operating revenue will decrease over time. Our ability to project the annual decline for each year is significantly impacted by credit card sales volumes, frequent flyer redemption patterns, and other factors, including the 2012 changes in breakage from the application of the 18 month expiration policy to certain miles and the change in estimated selling price for flight miles, all of which are described above. As a result, the impact of the accounting change in 2012 and future periods cannot be objectively determined.

Other Information

The following table provides additional information related to the frequent flyer program (in millions):

Year Ended December 31,	Cash Proceeds from Miles Sold	Other Revenue Recognized Upon Award of Miles to Third-Party Customers (a)	Increase in Frequent Flyer Deferred Revenue for Miles Awarded (b)	Net Increase in Advanced Purchase of Miles (c)
2012	$2,852	$816	$2,036	$—
2011	3,121	566	2,357	198
2010	2,156	331	1,739	86

(a)	This amount represents other revenue recognized during the period from the sale of miles to third parties, representing the marketing services component of the sale.
(b)	This amount represents the increase to frequent flyer deferred revenue during the period.
(c)	This amount represents the net increase in the advance purchase of miles obligation due to cash payments for the sale of miles in excess of miles awarded to customers.

Cash and Cash Equivalents and Restricted Cash
(d)	Cash and Cash Equivalents and Restricted Cash— Highly liquid investments with a maturity of three months or less on their acquisition date are classified as cash and cash equivalents.

Restricted cash primarily includes cash collateral associated with workers’ compensation obligations, reserves for institutions that process credit card ticket sales and cash collateral received from fuel hedge counterparties. Restricted cash, cash equivalents and investments are classified as short-term or long-term in the consolidated balance sheets based on the expected timing of return of the assets to the Company. Airline industry practice includes classification of restricted cash flows as either investing cash flows or operating cash flows. Cash flows related to restricted cash activity are classified as investing activities because the Company considers restricted cash arising from these activities similar to an investment.

Short-term Investments
(e)	Short-term Investments—Short-term investments are classified as available-for-sale and are stated at fair value. Realized gains and losses on sales of investments are reflected in nonoperating income (expense) in the consolidated statements of operations. Unrealized gains and losses on available-for-sale securities are reflected as a component of accumulated other comprehensive income/loss.

Aircraft Fuel, Spare Parts and Supplies
(f)	Aircraft Fuel, Spare Parts and Supplies—The Company accounts for aircraft fuel, spare parts and supplies at average cost and provides an obsolescence allowance for aircraft spare parts and supplies.

Property and Equipment
(g)	Property and Equipment—The Company records additions to owned operating property and equipment at cost when acquired. Property under capital leases and the related obligation for future lease payments are recorded at an amount equal to the initial present value of those lease payments. Modifications that enhance the operating performance or extend the useful lives of airframes or engines are capitalized as property and equipment. It is the Company’s policy to record liquidated damages from late delivery of aircraft as a reduction of the cost of the related aircraft.

Depreciation and amortization of owned depreciable assets is based on the straight-line method over the assets’ estimated useful lives. Leasehold improvements are amortized over the remaining term of the lease, including estimated facility renewal options when renewal is reasonably assured at key airports, or the estimated useful life of the related asset, whichever is less. Properties under capital leases are amortized on the straight-line method over the life of the lease or, in the case of certain aircraft, over their estimated useful lives, whichever is shorter. Amortization of capital lease assets is included in depreciation and amortization expense. The estimated useful lives of property and equipment are as follows:

Estimated Useful Life (in years)
Aircraft and related rotable parts	27 to 30
Buildings	25 to 45
Other property and equipment	4 to 15
Computer software	5
Building improvements	1 to 40

As of December 31, 2012, the Company had a carrying value of computer software of $302 million. For the year ended December 31, 2012, the Company’s depreciation expense related to computer software was $81 million. Aircraft parts were assumed to have residual values with a range of 7% to 11% of original cost, depending on type, and other categories of property and equipment were assumed to have no residual value.

Maintenance and Repairs
(h)	Maintenance and Repairs—The cost of maintenance and repairs, including the cost of minor replacements, is charged to expense as incurred, except for costs incurred under our power-by-the-hour (“PBTH”) engine maintenance agreements. PBTH contracts transfer certain risk to third-party service providers and fix the amount we pay per flight hour or per cycle to the service provider in exchange for maintenance and repairs under a predefined maintenance program. Under PBTH agreements, the Company recognizes expense at a level rate per engine hour, unless the level of service effort and the related payments during the period are substantially consistent, in which case the Company recognizes expense based on the amounts paid.

Lease Fair Value Adjustments
(i)	Lease Fair Value Adjustments—Lease fair value adjustments, which arose from recording operating leases at fair value under fresh start accounting or the Merger, are amortized on a straight line basis over the related lease term.

Regional Capacity Purchase
(j)	Regional Capacity Purchase—Payments made to regional carriers under capacity purchase agreements are reported in regional capacity purchase in our consolidated statements of operations. As of December 31, 2012, United had 222 call options to purchase regional jet aircraft being operated by certain regional carriers. At December 31, 2012, none of the call options was exercisable because none of the required conditions to make an option exercisable was met.

Advertising
(k)	Advertising—Advertising costs, which are included in other operating expenses, are expensed as incurred. Advertising expenses were $154 million, $142 million and $90 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Intangibles
(l)	Intangibles—The Company has finite-lived and indefinite-lived intangible assets, including goodwill. As of December 31, 2012, goodwill represents the excess purchase price over the fair values of tangible and identifiable intangible assets acquired and liabilities assumed from Continental in the Merger. Finite-lived intangible assets are amortized over their estimated useful lives. Goodwill and indefinite-lived intangible assets are not amortized but are reviewed for impairment annually or more frequently if events or circumstances indicate that the asset may be impaired. Goodwill and indefinite-lived assets are reviewed for impairment on an annual basis as of October 1, or on an interim basis whenever a triggering event occurs. See Notes 4 and 20 for additional information related to intangibles, including impairments recognized in 2012, 2011 and 2010.

Long-Lived Asset Impairments
(m)	Long-Lived Asset Impairments—The Company evaluates the carrying value of long-lived assets and intangible assets subject to amortization whenever events or changes in circumstances indicate that an impairment may exist. For purposes of this testing, the Company has generally identified the aircraft fleet type as the lowest level of identifiable cash flows for purposes of testing aircraft for impairment. An impairment charge is recognized when the asset’s carrying value exceeds its net undiscounted future cash flows and its fair market value. The amount of the charge is the difference between the asset’s carrying value and fair market value. See Note 20 for information related to asset impairments.

Share-Based Compensation
(n)	Share-Based Compensation—The Company measures the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award. The resulting cost is recognized over the period during which an employee is required to provide service in exchange for the award, usually the vesting period. Obligations for cash-settled restricted stock units (“RSUs”) are remeasured at fair value throughout the requisite service period on the last day of each reporting period based upon UAL’s stock price. In addition to the service requirement, cash-settled performance-based RSUs have performance metrics that must be achieved prior to vesting. These awards are accrued based on the expected level of achievement at each reporting period. A cumulative adjustment is recorded to adjust compensation expense based on the current fair value of the awards and expected level of achievement for the performance-based awards. See Note 7 for additional information on UAL’s share-based compensation plans.

Ticket Taxes
(o)	Ticket Taxes—Certain governmental taxes are imposed on the Company’s ticket sales through a fee included in ticket prices. The Company collects these fees and remits them to the appropriate government agency. These fees are recorded on a net basis (excluded from operating revenue).

Retirement of Leased Aircraft
(p)	Retirement of Leased Aircraft—The Company accrues for estimated lease costs over the remaining term of the lease at the present value of future minimum lease payments, net of estimated sublease rentals (if any), in the period that aircraft are permanently removed from service. When reasonably estimable and probable, the Company estimates maintenance lease return condition obligations for items such as minimum aircraft and engine conditions specified in leases and accrues these amounts over the lease term while the aircraft are operating, and any remaining unrecognized estimated obligations are accrued in the period that an aircraft is removed from service.

Uncertain Income Tax Positions
(q)	Uncertain Income Tax Positions—The Company has recorded reserves for income taxes and associated interest that may become payable in future years. Although management believes that its positions taken on income tax matters are reasonable, the Company nevertheless has established tax and interest reserves in recognition that various taxing authorities may challenge certain of the positions taken by the Company, potentially resulting in additional liabilities for taxes and interest. The Company’s uncertain tax position reserves are reviewed periodically and are adjusted as events occur that affect its estimates, such as the availability of new information, the lapsing of applicable statutes of limitation, the conclusion of tax audits, the measurement of additional estimated liability, the identification of new tax matters, the release of administrative tax guidance affecting its estimates of tax liabilities, or the rendering of relevant court decisions. See Note 8 for further information related to uncertain income tax positions.

Labor Costs
(r)	Labor Costs—The Company records expenses associated with amendable labor agreements when the employee group has earned the compensation and the amounts are probable and estimable. These include costs associated with lump sum cash payments that would be made in conjunction with the ratification of labor agreements. To the extent these upfront costs are in lieu of future pay increases, they would be capitalized and amortized over the term of the labor agreements. If not, these amounts would be expensed when they become probable and estimable.

Third-Party Business
(s)	Third-Party Business—The Company has third-party business revenue that includes fuel sales, catering, ground handling, maintenance services and frequent flyer award non-air redemptions, and third-party business revenue is recorded in other revenue. The Company has a contract to sell aircraft fuel to a third party which is earnings-neutral but results in revenue and expense, specifically cost of sale which is unrelated to the operation of the airline. The Company also incurs third-party business expenses, such as maintenance, ground handling and catering services for third parties, fuel sales and non-air mileage redemptions, and those third-party business expenses are recorded in other operating expenses.